SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 _______________
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



      Date of Report (date of earliest event reported):   February 16, 1999



                      NATIONSCREDIT GRANTOR TRUST 1996 - 1
                      ------------------------------------
               (Exact name of registrant as specified in charter)



Delaware                     333-22327           75-2655744
--------                    -----------          -----------
(State  or  other           (Commission  File    (IRS  Employer Identification
jurisdiction of             Number)              Number)
incorporation)


             225 E. John Carpenter Freeway, Irving Texas 75062-2731
             (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code  (972) 506-5045

  Not Applicable (Former name or former address, if changed since last report.)

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Item  5.     Other  Events
             -------------

This Current Report on Form 8-K is being filed to file a copy of the Certificateholders Statements relating to the Collection Period ending January 31, 1999.


     Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement (with Standard Terms and Conditions attached thereto) dated as of January 31, 1996 among NationsCredit Securitization Corporation, NationsCredit Commercial Corporation of America and Bankers Trust Company, as Trustee, which was previously filed as an exhibit to the Current Report on Form 8-K filed on behalf of the Trust by NationsCredit Commercial Corporation of America on April 5, 1996.

Item  7.     Financial Statements, Pro Forma Financial Information and Exhibits.
             -------------------------------------------------------------------

(c)     Exhibits

Exhibit  No.

    19.1     Certificateholders  Statements

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      NATIONSCREDIT GRANTOR TRUST 1996 - 1
                      ------------------------------------
                                  (Registrant)


By:  NationsCredit  Commercial  Corporation  of  America,  as  Servicer  of
NationsCredit
        Grantor  Trust  1996-1




Date:  February  16,  1999               By:  /s/  SUZANNE  CASTLEBERRY
       -------------------                    -------------------------
                                         Name:  Suzanne  Castleberry
                                         Title:    Vice  President

                                  EXHIBIT INDEX


     Exhibit  Number               Description
     ---------------               -----------

          19.1                    Certificateholders  Statements


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